Exhibit 99.2

New Parkinson’s Efficacy Data Symbol: ANVS (NYSE American) October 5, 2021

FORWARD - LOOKING STATEMENTS Statements in this presentation contain “forward - looking statements” that are subject to substantial risks and uncertainties. Forward - looking statements contained in this presentation may be identified by the use of words such as “anticipate,” “expect,” “believe,” “will,” “may,” “should,” “estimate,” “project,” “outlook,” “forecast” or other similar words, and include, without limitation, statements regarding Annovis Bio, Inc.’s expectations regarding projected timelines of clinical trials, and expectations regarding current or future clinical trials. Forward - looking statements are based on Annovis Bio, Inc.’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Further, certain forward - looking statements are based on assumptions as to future events that may not prove to be accurate, including that clinical trials may be delayed; that the data reported herein is only from a Phase 2a study and subsequent clinical trials must be conducted; and that any anticipated meeting with or presentation to the FDA may be delayed. These and other risks and uncertainties are described more fully in the section titled “Risk Factors” in the Annual Report on Form 10 - K for the year ended December 31, 2020 and other reports filed with the Securities and Exchange Commission. Forward - looking statements contained in this presentation are made as of this date, and Annovis Bio, Inc. undertakes no duty to update such information except as required under applicable law.

3 Quarterly Calls CORPORATE UPDATES Appointments PD Data • Starting next year, we will conduct quarterly conference calls • We are actively in the process of hiring a Chief Medical Officer • General overview of n ew positive Parkinson’s disease top - line efficacy data

AD Trial PD Trial Therapeutic Area Early to Moderate AD and PD Phase 2 Patients 14 14 + 40 Design Double - Blind, Placebo - Controlled, Biomarker Study Endpoints Reversal of Toxic Cascade Exploratory Efficacy TWO PHASE 2 CLINICAL TRIALS 4

IMPROVED COGNITION IN AD PATIENTS – ADAS - Cog11 D ata from 14 AD patients 5 From baseline to 25 days in the ANVS401 - treated group, ADAS - Cog11 improved by 4.4 points, a statistically significant improvement of 30%. Compared to placebo at 25 days the t reated group is 3.3 points better than the placebo, an improvement of 22%. Improvement * -5 -4 -3 -2 -1 0 Change of ADAS - Cog11 Placebo ANVS401 In this presentation, s tatistical significance from baseline Is shown by an asterisk on the top or bottom of the dose bar. Statistical significance from placebo is shown by an asterisk on a line from the placebo to the dose bar; * p<0.05; ** p<0.01

EFFICACY TREND IN PD PATIENTS – MDS - UPDRS TEST Data from 14 PD patients - Total UPDRS 6 ANVS401 - treated group showed trends of improvement in UPDRS test total score compared to placebo -14.00% -12.00% -10.00% -8.00% -6.00% -4.00% -2.00% 0.00% UPDRS % Total Score Placebo ANVS401 Improvement

IMPROVED SPEED AND ACCURACY IN AD AND PD PATIENTS WAIS CODING TEST D ata from 14 AD and 14 PD patients The WAIS coding test measures speed in movement and thinking. Treated AD patients show a statistically - significant 23% improvement from baseline. Treated PD patients show a statistically - significant 30.5% improvement compared with placebo, and a statistically - significant improvement from baseline. 7 -6 -4 -2 0 2 4 6 8 Placebo AD 80mg ANVS401 AD Placebo PD 80mg ANVS401 PD * * * Improvement

PD Therapeutic Area Early to Moderate PD Phase 2 Patients 54 Design Double - Blind, Placebo - Controlled, Biomarker Study Dose 0, 5, 10, 20, 40, 80 mg/day Endpoints Reversal of Toxic Cascade Exploratory Efficacy COMPLETE 54 PD PATIENT CLINICAL TRIAL 8

EFFICACY IN 54 PD PATIENTS – WAIS CODING TEST 9 Across the dose response the WAIS coding test showed improvements in speed of movement and coordination Improvement

EFFICACY IN 54 PD PATIENTS – MDS - UPDRS Test -18.00% -16.00% -14.00% -12.00% -10.00% -8.00% -6.00% -4.00% -2.00% 0.00% UPDRS % Total Score Placebo 5mg 10mg 20mg 40mg 80mg Improvement The MDS - UPDRS test showed the most improvements at 10 and 20 mg once per day * * 10

SUMMARY AND NEXT STEPS ▪ Annovis has a novel approach to stop AD and PD ▪ ANVS401 shows improvements in Phase 2a clinical trials: - Cognition in AD patients - Motor function in PD patients - WAIS coding in AD and PD patients ▪ T his is the first double - blind, placebo - controlled study that shows improvements in AD patients as measured by ADAS - Cog and in PD patients as measured UPDRS ▪ The successful completion of our Phase 2 clinical trials is providing validation of our approach in two diseases and allows us to begin planning for Phase 3 trials 11

THANK YOU QUESTIONS? Symbol: ANVS (NYSE American)